Goodwill (Details Narrative)	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Description, perpetual growth	Although the Company expects a higher volume and price growth in the medium and long term, a nominal growth of 3% has been assumed for the perpetuity in Chilean units, which is a conservative assumption considering the historical capacity and nature of the business where the company operates. In the case of Uruguay a perpetuity rate of 4.5% is used, consistent with the expected long-term growth for this country. For Paraguay a perpetuity rate of 3.5% equivalent to long-term inflation of the country. For Bolivia a perpetuity rate of 4.4% equivalent to long-term inflation of the country plus a percentage of the potential long-term GDP are used. In the case of Argentina, a perpetuity rate of 4% are used respectively, which are composed by the average inflation rate of the United States of America, plus a percentage of the potential long-term GDP in each country.